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                                                                    EXHIBIT 10.1


                      FOURTH AMENDMENT TO LOAN INSTRUMENTS


         This FOURTH AMENDMENT TO LOAN INSTRUMENTS (this "FOURTH AMENDMENT"), dated as of August __, 2000, is between SECURITY ASSOCIATES INTERNATIONAL, INC., a Delaware corporation ("BORROWER") and FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA"), in its individual capacity and as agent for the financial institutions from time to time parties to the Loan Agreement (this and all other capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in Section 2 below).

                                    RECITALS

         A. Borrower, State Street Bank and Trust Company ("STATE STREET"), and FINOVA entered into a Second Amended and Restated Loan Agreement dated as of September 30, 1999 (the "ORIGINAL LOAN AGREEMENT"), which was amended by a First Amendment to Loan Instruments dated as of February 11, 2000 (the "FIRST AMENDMENT") among Borrower, Citizens Bank of Massachusetts ("CITIZENS BANK"), as successor in interest to State Street, and FINOVA, a Second Amendment to Loan Instruments dated as of March 10, 2000 (the "SECOND AMENDMENT") among Borrower, Citizens Bank and FINOVA and a Third Amendment to Loan Instruments dated as of May 16, 2000 (the "THIRD AMENDMENT") among Borrower, Citizens Bank and FINOVA. The Original Loan Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment is referred to herein as the "LOAN AGREEMENT." Pursuant to the Loan Agreement, Lenders have agreed to make loans and other financial accommodations to Borrower.

         B. Citizens Bank has assigned its interest in the Loan Agreement to FINOVA pursuant to an Assignment and Acceptance Agreement of even date herewith between Citizens Bank and FINOVA.

         C. Borrower has requested that the Loan Agreement be further amended in certain respects and that certain Events of Default be waived. Subject to the terms and conditions of this Fourth Amendment, Lenders are willing to agree to the requests of Borrower.

         NOW, THEREFORE, in consideration of the mutual agreements contained herein, and subject to the terms and conditions hereof, Borrower and Lenders agree as follows:

         1. INCORPORATION OF RECITALS. The Recitals set forth above are incorporated herein, are acknowledged by Borrower to be true and correct and are made a part hereof.

         2. DEFINITIONS. All capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement, as amended by this Fourth Amendment.

         3. AMENDMENTS TO THE LOAN AGREEMENT. The Loan Agreement is amended as set forth below:

               3.1 SUBSECTION 1.1 - DELETED DEFINITIONS. Section 1.1 is amended by deleting the definitions "Acquisition Portion" and "Advance."

               3.2 SUBSECTION 1.1 - ADDITIONAL DEFINITIONS. Section 1.1 is
            amended by adding the following definitions in the appropriate alphabetical order:


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                  "Fourth Amendment: the Fourth Amendment to Loan Instruments
               dated as of August __, 2000 among Borrower and Lenders.

                  "King/Monital Proposed Acquisition: a series of acquisitions pursuant to which KC Acquisition Corp. proposes to acquire substantially all of the assets of Monital Signal Corporation, and subsequent to such acquisition, Borrower proposes to cause a wholly-owned subsidiary of Borrower to merge with KC Acquisition Corp., with such subsidiary as the surviving entity."

               3.3 SECTION 2.1. Section 2.1 is deleted in its entirety and the following is substituted therefor:

                   "2.1.1 AGGREGATE LOAN AMOUNT. The Loan shall consist of a
               term credit facility made available by Lenders to Borrower in the maximum aggregate amount of $17,500,000. As of the date of the Fourth Amendment, (i) $300,000 of the Capital Expenditure Portion, (ii) $1,800,000 of the SAFE Attrition Guaranty Portion and (iii) $2,000,000 of the SAFE Debt Portion remain available to be disbursed on or before December 31, 2000 pursuant to the terms hereof.

                   "2.1.2 INTENTIONALLY OMITTED.

                   "2.1.3 INTENTIONALLY OMITTED.

                   "2.1.4 USE OF PROCEEDS. The proceeds of the Initial Portion were used (i) to pay transaction costs, (ii) to reimburse Borrower for certain Capital Expenditures permitted hereunder and
               (iii) for working capital. The proceeds of the Capital Expenditure Portion have been and shall continue to be used to reimburse Borrower for certain Capital Expenditures permitted hereunder. The proceeds of the SAFE Attrition Guaranty Portion have been and shall continue to be used to repay certain obligations to SAFE (i) in connection with the reprogramming of account telephone lines (the "Telephone Reprogramming Obligations") and (ii) arising under the SAFE Attrition Guaranty. If SAFE has delivered a certificate to Borrower stating that all amounts owing from Borrower to SAFE pursuant to the Telephone Reprogramming Obligations and the SAFE Attrition Guaranty have been satisfied, any amounts remaining under the SAFE Attrition Guaranty Portion may be used for Capital Expenditures permitted hereunder. The proceeds of the SAFE Debt Portion shall be used to repay the SAFE Debt or, in the event that Borrower is not obligated to repay the SAFE Debt pursuant to the terms of the SAFE Debt Instruments, for Capital Expenditures permitted hereunder.

                   "2.1.5 NOTES. The Loan shall be evidenced by the Notes.

                   "2.1.6 REBORROWING. Borrower shall not be entitled to
               reborrow any portion of the Loan which is repaid or prepaid.

                   "2.1.7 FUNDING PROCEDURES. Agent shall give each Lender
               prompt notice by telephone or facsimile transmission of a Notice of Borrowing that is received by it. Each applicable Lender shall make available to Agent, no later than 1:00 p.m. Eastern Time on the applicable Funding Date set forth in the Notice of Borrowing, for deposit into such account


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               as Borrower may direct, its Pro Rata Share of such Additional
               Portion Advance in immediately available funds in Dollars, provided that all of the conditions set forth in Sections 4.1 and
               4.4 have been satisfied with respect to a Additional Portion Advance requested in such Notice of Borrowing.

                   "Unless Agent receives contrary written notice prior to any such Additional Portion Advance, it is entitled to assume that each applicable Lender will make available its Pro Rata Share of the Additional Portion Advance and in reliance upon that assumption, but without any obligation to do so, may advance such Pro Rata Share on behalf of the applicable Lender, without the necessity of giving daily notice to such Lender of the receipt of a Notice of Borrowing. If the applicable amount is not in fact made available to Agent by such Lender, Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon, for each day from such Funding Date until the date such amount is paid to Agent, at the Base Rate. If such Lender pays such amount to Agent, then such amount shall constitute such Lender's Pro Rata Share of the applicable Additional Portion Advance. If such Lender does not pay such corresponding amount forthwith upon Agent's demand therefor, Agent shall promptly notify the Borrower and the Borrower shall immediately pay such corresponding amount to Agent together with interest thereon, for each day from such Funding Date until the date such amount is paid to Agent, at the rate payable under this Loan Agreement for the Base Rate Portion.

                   "Nothing in this subsection 2.1.7 shall be deemed to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that Borrower may have against any Lender as a result of any default by such Lender hereunder. It is understood and agreed that no Lender shall be responsible for any default by any other Lender in that other Lender's obligation to make an Additional Portion Advance requested hereunder nor shall the Commitment of any Lender to make the particular type of Additional Portion Advance requested be increased or decreased as a result of a default by any other Lender in that other Lender's obligation to make an Additional Portion Advance requested hereunder."

               3.4 SUBSECTION 2.6.2. Subsection 2.6.2 is deleted in its entirety and the following is substituted therefor:


                   "2.6.2 NON-UTILIZATION FEE. Borrower shall pay to Agent, for the benefit of Lenders, for each month through December 31, 2000, a fee in the amount of one-half of one percent (.50%) per annum (the "NON-UTILIZATION FEE") on the remainder of (i) $17,500,000 minus (ii) the Principal Balance as of the last day of such month. The Non-Utilization Fee shall be payable monthly in arrears on the first Business Day of each month."

               3.5 SECTION 2.7.1 (a). Subsection 2.7.1(a) is deleted in its entirety and the following is substituted therefor:

                   "2.7.1(a) PREPAYMENT PREMIUM. Except as provided in
               subsection 2.7.3, concurrently with any voluntary prepayment of all or any part of the Principal Balance, Borrower shall pay to Lenders a prepayment premium (the "PREPAYMENT PREMIUM") equal to a percentage of the amount of the Principal Balance prepaid, determined in accordance with the following schedule:


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
                                                                             Percentage of Principal
                           Period of Prepayment                              Balance Prepaid
                           --------------------                              ---------------
                           First Loan Year                                   2.0%
                           October 1, 2000 through December 31, 2000         1.0%
                           Thereafter                                        0.0%"

               3.6 SECTION 4.3. Section 4.3 is deleted in its entirety and the following is substituted therefor:

                   "4.3 INTENTIONALLY OMITTED."

               3.7 SECTION 7.3. Section 7.3 is deleted in its entirety and the following is substituted therefor:

                  "7.3 MERGER AND ACQUISITION. Consolidate with or merge with or into any Person, or acquire directly or indirectly all or substantially all of the capital stock, equity interests, membership interests or Property of any Person, or otherwise enter into any agreement for, or consummate or cause to be consummated any Acquisition, including without limitation the King/Monital Proposed Acquisition, except that any Subsidiary of Borrower may merge with and into Borrower."

               3.8 SCHEDULE I. Schedule I is deleted in its entirety and
            replacement Schedule I, attached hereto, is substituted therefor.

         4. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Fourth Amendment shall be subject to the satisfaction of all of the following conditions in a manner, form and substance satisfactory to Lenders:


               4.1 DELIVERY OF DOCUMENTS. The following shall have been
            delivered to Agent, each duly authorized and executed and each in form and substance satisfactory to Lenders:


                   (a) this Fourth Amendment;

                   (b) an Assignment and Acceptance Agreement dated on or before the date of this Fourth Amendment executed by Citizens Bank and FINOVA;

                   (c) a copy, certified by the corporate secretary of Borrower, of resolutions adopted by the Board of Directors of Borrower authorizing the execution of this Fourth Amendment;

                   (d) such other instruments, documents, certificates,
                       consents, waivers and opinions as Lenders reasonably may request.

               4.2 PERFORMANCE; NO DEFAULT. Each Obligor shall have performed and complied with all agreements and conditions contained in the Loan Instruments to be performed by or complied with by it, and no Event of Default or Incipient Default shall exist, other than as waived in Paragraph 6 hereof.


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               4.3 MATERIAL ADVERSE CHANGE. No event shall have occurred since
            December 31, 1999 which has had or could have a Material Adverse Effect.


The date on which all of the conditions set forth in this Paragraph 4 have been satisfied is referred to herein as the "Effective Date."

         5. REFERENCES. From and after the Effective Date, all terms used in the Loan Instruments which are defined in the Loan Agreement shall be deemed to refer to such terms as amended by this Fourth Amendment.


         6. WAIVER OF EVENTS OF DEFAULT UNDER SECTIONS 7.21 AND 7.22. From and after the Effective Date, Lenders shall be deemed to have waived their rights to pursue their remedies as a result of Borrower's failure to comply with Sections
7.21 and 7.22 of the Loan Agreement for the quarter ending June 30, 2000. The foregoing waiver shall not be deemed a waiver of any other Event of Default which may have occurred under the Loan Agreement, and except as specifically set forth above, Lenders reserve and preserve all of their rights and remedies under the Loan Agreement and the other Loan Instruments.

         7. AMENDMENT FEE. In consideration of Lenders' entry into this Fourth Amendment, Borrower agrees to pay to Lenders a non-refundable amendment fee of $112,500, which shall be deemed to be fully earned and payable upon the date hereof and which shall be charged against the Principal Balance of Borrower as of the date of the Fourth Amendment.

         8. KING/MONITAL PROPOSED ACQUISITION. Borrower acknowledges and agrees that (i) neither Agent nor any Lender has consented to, nor shall the execution and delivery of this Fourth Amendment be deemed to be a consent by Agent or any Lender to the entry into any agreement for, or the consummation of, the King/Monital Proposed Acquisition, (ii) neither Agent nor any Lender has agreed or committed to provide, nor shall the execution and delivery of this Fourth Amendment be deemed to be an agreement or commitment by Agent or any Lender to provide, financing in connection with the King/Monital Proposed Acquisition and
(iii) neither Agent nor any Lender has received the necessary due diligence information with respect to the King/Monital Proposed Acquisition to enable such Person to decide whether or not to consent to the entry into any agreement for, or the consummation of, the King/Monital Proposed Acquisition.

         9. REPRESENTATIONS AND WARRANTIES. Borrower hereby confirms to Agent and Lenders that the representations and warranties set forth in the Loan Instruments, as amended by this Fourth Amendment, are true and correct in all material respects as of the date hereof, and shall be deemed to be remade as of the date hereof. Borrower represents and warrants to Agent and Lenders that (i) Borrower has full power and authority to execute and deliver this Fourth Amendment and to perform its obligations hereunder, (ii) upon the execution and delivery hereof, this Fourth Amendment will be valid, binding and enforceable upon Borrower in accordance with its terms, (iii) the execution and delivery of this Fourth Amendment does not and will not contravene, conflict with, violate or constitute a default under (A) its articles of incorporation or by-laws or
(B) any applicable law, rule, regulation, judgment, decree or order or any agreement, indenture or instrument to which Borrower is a party or is bound or which is binding upon or applicable to all or any portion of Borrower's Property and (iv) as of the date hereof no Incipient Default or Event of Default exists, other than as waived in Paragraph 6 hereof.

        10. COSTS AND EXPENSES. Borrower agrees to reimburse Agent for all fees and expenses incurred in the preparation, negotiation and execution of this Fourth Amendment and the consummation of the transactions contemplated hereby, including, without limitation, the fees and expenses of counsel for Agent.



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         11. NO FURTHER AMENDMENTS; RATIFICATION OF LIABILITY. Except as amended hereby, the Loan Agreement and each of the other Loan Instruments shall remain in full force and effect in accordance with its respective terms. Borrower hereby ratifies and confirms its liabilities, obligations and agreements under the Loan Agreement and the other Loan Instruments, all as amended by this Fourth Amendment, and the Liens created thereby, and acknowledges that (i) it has no defenses, claims or set-offs to the enforcement by Agent and Lenders of such liabilities, obligations and agreements, (ii) Agent and Lenders have fully performed all obligations to Borrower which any such Person may have had or has on and as of the date hereof and (iii) other than as specifically set forth herein, neither Agent nor any Lender waives, diminishes or limits any term or condition contained in the Loan Agreement or the other Loan Instruments. Agent and Lenders' agreement to the terms of this Fourth Amendment or any other amendment of the Loan Agreement shall not be deemed to establish or create a custom or course of dealing among Agent, Lenders and Borrower. The Loan Instruments, as amended by this Fourth Amendment, contain the entire agreement among Agent, Lenders and Borrower with respect to the transactions contemplated hereby.

         12. COUNTERPARTS. This Fourth Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

         13. FURTHER ASSURANCES. Borrower covenants and agrees that it will at any time and from time to time do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, documents and instruments as reasonably may be required by Agent and Lenders in order to effectuate fully the intent of this Fourth Amendment.

         14. SEVERABILITY. If any term or provision of this Fourth Amendment or the application thereof to any party or circumstance shall be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, the validity, legality and enforceability of the remaining terms and provisions of this Fourth Amendment shall not in any way be affected or impaired thereby, and the affected term or provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this Fourth Amendment.

         15. CAPTIONS. The captions in this Fourth Amendment are inserted for convenience of reference only and in no way define, describe or limit the scope or intent of this Fourth Amendment or any of the provisions hereof.


                [remainder of this page intentionally left blank]



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         IN WITNESS WHEREOF, this Fourth Amendment has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.

                                         SECURITY ASSOCIATES INTERNATIONAL, INC.


                                         By:
                                            ------------------------------------
                                            James S. Brannen
                                            President

                                         FINOVA CAPITAL CORPORATION, in its
                                         individual capacity as a Lender and as
                                         Agent for all Lenders


                                         By:
                                            ------------------------------------
                                            Andrew J. Pluta
                                            Vice President


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                             REPLACEMENT SCHEDULE I
                TO THE SECOND AMENDED AND RESTATED LOAN AGREEMENT

                                   COMMITMENTS


            LENDER                                   COMMITMENT
            ------                                   ----------

            FINOVA Capital Corporation               $17,500,000




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